SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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EQUITY/GROWTH
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Scudder Classic
Growth Fund
Fund #058










Semiannual Report
April 30, 2000

The fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

Scudder Classic Growth Fund is properly known as Classic Growth Fund.

Contents
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        4  Letter from the Fund's President

        6  Performance Update

        8  Portfolio Summary

       10  Portfolio Management Discussion

       16  Glossary of Investment Terms

       17  Investment Portfolio

       22  Financial Statements

       25  Financial Highlights

       26  Notes to Financial Statements

       35  Officers and Trustees

       36  Investment Products and Services

       38  Scudder Solutions

Scudder Classic Growth Fund
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ticker symbol SCCGX                                           fund number 058
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Date of Inception:    o  The Scudder Shares of the fund returned 14.61% for
9/9/96 the six-month period, beating the 7.20% return of its unmanaged benchmark, the S&P 500, and the 10.79% average return for the large-cap core fund category, as calculated by Lipper Analytical Services.^1

Total Net Assets of   o  The fund benefited from strong stock picking,
Scudder Shares as of     particularly among carefully selected
4/30/00:                 technology-related companies.
$173.3 million
                      o  Volatility in the market was extreme during most of the period as the Federal Reserve Board aggressively raised interest rates and a small group of large growth stocks -- primarily technology and Internet-related stocks -- gained momentum.




^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance.

Letter from the Fund's President

Dear Shareholders,

A series of interest-rate increases by the Federal Reserve Board and strong performance by a small group of large-company growth stocks contributed to a volatile market environment during the past six months. For much of the period, the momentum of the technology sector, specifically Internet stocks, seemed unstoppable. This momentum was accelerated by a combination of a strong economy, moderate inflation, and improving corporate profits, all of which served to mask concerns about the impact of rising energy and labor prices and the threat of even more aggressive Fed tightening. In March and April, however, a tug of war developed between technology stocks whose prices had reached very high multiples relative to their earnings prospects and more conservative value-oriented stocks. That struggle led to even greater market volatility.

Classic Growth Fund, which seeks to invest in quality growing companies trading at reasonable prices, was, we believe, well positioned to perform well in this environment. The fund's attention to risk management helped mitigate losses during this period, while strong stock picking, particularly among carefully selected technology companies with strong business franchises, helped performance.

Over the six-month period, the Scudder Shares of the fund outperformed both the fund's benchmark, the S&P 500 Index, and the average for funds in the Lipper large-cap core fund category. For more information on the market environment and management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued interest in the Scudder Shares of the Classic Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Classic Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Classic Growth Fund
                 -- Scudder Shares             S&P 500 Index*

          9/96**         10000                       10000
         10/96           10159                       10276
          4/97           11632                       11788
         10/97           13921                       13577
          4/98           16454                       16632
         10/98           15418                       16563
          4/99           18316                       20260
         10/99           20370                       20817
          4/00           23346                       22315

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Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Classic Growth Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 12,746               27.46%              27.46%
--------------------------------------------------------------------------------
Life of Class**               $ 24,533              145.33%              28.00%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 11,014               10.14%              10.14%
--------------------------------------------------------------------------------
Life of Class**               $ 22,315              123.15%              25.11%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE CLASSIC GROWTH -- SCUDDER SHARES FUND TOTAL RETURN (%) AND S&P 500 INDEX* TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended April 30

                                   1997**  1998   1999  2000
--------------------------------------------------------------------------------
Class Total
Return (%)                          22.23  41.46  11.32 27.46
--------------------------------------------------------------------------------
Index Total
Return (%)                          17.88  41.07  21.82 10.14
--------------------------------------------------------------------------------
Net Asset Value ($)                 14.63  20.32  21.76 26.60
--------------------------------------------------------------------------------
Income
Dividends ($)                         .04    .04     --    --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                      --    .29    .81  1.11
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin September 30, 1996.

     Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the one year and life of Class periods would have been lower.

Portfolio Summary
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                                                                  April 30, 2000

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Asset Allocation
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                                                          The fund remains close
                                                            to fully invested in
                                                         domestic growth stocks.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Equity Holdings             96%
    Cash Equivalents             4%
------------------------------------
                               100%
------------------------------------




--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 4% Cash Equivalents)                             The relatively strong
                                                             fundamentals of our
                                                             technology holdings
                                                                 enabled them to
                                                          outperform some of the
                                                            high-flying Internet
                                                          stocks that we did not
                                                                            own.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Technology                  30%
    Health                      13%
    Financial                    9%
    Communications               8%
    Consumer Discretionary       8%
    Manufacturing                7%
    Consumer Staples             7%
    Media                        7%
    Energy                       5%
    Other                        6%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(30% of Portfolio)                                       The fund's top holdings
                                                           reflect our desire to
                                                        invest in companies that
                                                          we believe can provide
                                                                     growth at a
                                                               reasonable price.

1.   Intel Corp.
     Producer of semiconductor memory circuits

2.   General Electric Co.
     Producer of electrical equipment

3.   Cisco Systems, Inc.
     Manufacturer of computer network products

4.   Warner-Lambert Co.
     Provider of drug, toiletry and food products

5.   Microsoft Corp.
     Developer of computer software

6.   EMC Corp.
     Provider of enterprise storage systems, software, networks and services

7.   American Express Co.
     Provider of travel-related, financial advisory and international banking services

8.   Electronic Data Systems Corp.
     Provider of information technology systems

9.   AT&T Corp. -- Liberty Media Group
     Holding company of entertainment networks

10.  Schlumberger Ltd.
     Provider of oil field services





For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

In the following interview, William F. Gadsden and Bruce F. Beaty, portfolio managers of Scudder Classic Growth Fund, discuss the Fund's strategy and the market environment during the six-month period ended April 30, 2000.

Q: How did Scudder shares of the fund perform over the period?

A: The Scudder Shares of the fund returned 14.61% for the period, beating the 7.20% return of its unmanaged benchmark, the S&P 500. In addition, the Scudder Shares of the fund's returns placed it ahead of the 10.79% average of the Lipper large-cap core fund category. Strong stock picking, particularly within technology-related sectors, continued to drive the fund's relative outperformance. We achieved this without significantly overweighting technology stocks. Instead we maintained a portfolio that was well-diversified across sectors, which outperformed even in the very narrow technology-driven market.

Q: Please give us an overview of the market and how it was impacted by economic events over the last six months.

A: Volatility in the market was extreme during the period as the Federal Reserve Board (the Fed) aggressively raised interest rates and a small group of large growth stocks -- primarily technology and Internet-related stocks -- gained momentum and dominated market returns from November through February. Early in the period, it seemed as if nothing could stop the momentum of the technology sector, specifically Internet or "dot-com" stocks. Nearly every new initial public offering of an Internet-related stock shot through the roof and catapulted new, untested businesses to high market capitalizations once reserved only for tried and true companies with long-term earnings track records. Momentum for almost any company tied to the Internet in some way grew, while nearly every other type of stock endured lackluster returns or losses. After falling in the first two months of 2000, the S&P 500 surged to new highs in March on a rebound in depressed financial and cyclical stocks. A combination of strong economic momentum, moderate inflation, and an improving corporate profits outlook helped to alleviate prior concerns about the impact of rising energy and labor prices and the threat of a more aggressive Fed tightening regimen.

More dramatic than the turnaround in the direction of the market was the sharp change in market leadership. Through February, technology was the only sector to post a positive return, while the rest of the market declined. Among the hardest hit were financial, consumer, and manufacturing-related stocks, due to concerns about the Fed's determination to slow the economy. At the same time, technology stocks thrived on both fundamental as well as technical drivers. From a fundamental standpoint, demand globally for Internet and telecommunications infrastructure spending continued to accelerate, driving revenue growth, as well as profit growth for established firms. Strong growth and relatively low levels of debt have helped to make many stocks in the sector less sensitive to fluctuations in interest rates. At the same time, technical factors -- market sentiment and mutual fund investment flows, among other items -- drove valuations in several parts of the sector to unwarranted levels earlier in the year. Much of the recent volatility has been the result of short-term fluctuations in these technical factors, rather than a longer-term change in fundamentals for the higher-quality, established firms.

In March, however, leadership shifted as financial and cyclical sectors responded favorably to a more benign economic outlook. A tug of war continued in April between technology stocks and more conservative value-oriented stocks and with that struggle came increased market volatility. The fund's diversified approach and attention to risk management helped mitigate some of the volatility during this period.

Q: Are you concerned about the correction in technology stocks?

A: No, we're not. In fact, we think it may be healthy for the overall market. Many technology stocks had grown to valuations that we believed to be unwarranted and unsustainably high -- especially for a large group of untested dot-com stocks. What we began to see in March was a refocusing on valuations where investors began to look at earnings, business plans and other fundamental factors. We may see more fallout in the newer Internet companies, but stocks of established, fundamentally sound technology companies should continue to grow.

Q: What technology stocks does the fund hold and how did they perform?

A: We have a significant position in technology stocks -- close to that of our S&P 500 benchmark -- but we generally hold only those companies that fit our "growth at a reasonable price," or GARP, discipline. And although technology valuations are high, we do own some stocks with high price-to-earnings (P/Es) such as Cisco Systems and QUALCOMM. However, we own the market leaders and always select these companies within the context of the overall portfolio and how they impact its risk profile. We are fairly consistent at keeping the fund's P/E lower than the average growth fund.

Our technology holdings certainly helped performance during this period as most other sectors struggled. And although our tech holdings suffered in March and April along with the rest of the technology sector, their relatively strong fundamentals enabled them to fall less than some of the high-flying Internet stocks that we didn't own.

Q: What is the concept behind GARP?

A: GARP is a method the fund uses to assess value. We seek high-quality, large-cap growth companies with strong competitive positions, stable and consistent earnings-growth prospects, excellent balance sheets, and strong management. Outstanding fundamentals and growth potential are only a part of what we want, however. Our analysis must indicate that the stocks are "reasonably valued," or in other words, trading at an attractive price. We sell stocks when we see indications of deteriorating fundamentals or slowing earnings growth. Also, in keeping with our price-conscious philosophy, we reduce positions when we feel valuations become stretched.

Q: How have you applied the GARP process to the fund's technology investments?

A: Because technology dominated the market, it was critical for us to have a meaningful position in technology stocks. Across the board, and certainly in the technology sector, we stick with the proven leaders: we typically invest in the number one or number two players in each particular market segment. For instance we owned Oracle, Intel, Cisco Systems, EMC, and Applied Materials. These are all top-tier companies within their specific technology subsectors, and are all stocks that fit our process. We maintained only minor positions in some of the more speculative technology issues. And, while our tech holdings did not escape the downturns in March and April, they certainly fared better than many unproven, newly public technology and Internet stocks. This helped the fund's relative performance.

Q: Does the fund hold Microsoft? If so, how was the fund impacted by its recent decline in value?

A: The fund holds a sizeable position in Microsoft, which we maintained during its recent weakness. Certainly Microsoft's antitrust fight has created anxiety for investors and short-term stock price volatility because the court battle raises questions with no immediate answers. However, our fundamental analysis of Microsoft's business prospects shows that the company and its technology sector peers are well positioned to expand sales and earnings in the coming months.

Q: What other sectors helped performance?

A: Technology was really a one-note song during most of the period, while the returns from most other sectors lagged. Although we had successes in individual stocks, on a sector-by-sector basis, technology was really the only sector providing substantive gains. However, it's important to remember that we're bottom-up stock pickers. That means we don't decide to invest a certain amount in a particular sector and then select the stocks. Instead, the fund's overall sector weightings are the outcome of many individual decisions.

Q: Outside of technology, what stocks helped performance?

A: Warner Lambert, a holding in the health care sector, added to the fund's performance. The company is in negotiations to merge with Pfizer, another large and dominant pharmaceutical company. As the proposed merger progressed, the market bid up the price of Warner Lambert. The combined entity of Warner Lambert and Pfizer is expected to have one of the highest growth rates in the industry as well as one of the most attractive pipelines of new products.

Q: What about stocks that disappointed?

A: A couple of non-technology related companies disappointed us. Consumer products stocks struggled throughout the second part of the period as profit warnings from Procter & Gamble (P&G) and Dial Corp. highlighted the margin pressures faced by many firms in the sector due to higher raw materials and labor costs, while product pricing remains extremely competitive. P&G's negotiations to potentially merge with Warner Lambert also were troubling. We viewed this as a negative shift in their strategy, and didn't understand why they were looking for growth outside of their existing businesses. By the end of the period we had eliminated P&G from the portfolio. We would add the stock again if we had confidence that the company's earnings were entering a period of acceleration.

Q: What's your outlook for the markets and the fund?

A: Over the past few years, it has not paid to underestimate the resilience of the U.S. economy or the ability of the Fed to keep things on an even keel. That said, we've kept a long-term view and avoided the temptation to sell when market conditions deteriorate. While we feel that caution is warranted as long as the threat of higher interest rates is an issue, we remain optimistic on the outlook for the companies we hold in the portfolio, and believe that our disciplined investment style will continue to position the portfolio for outperformance over time.

Glossary of Investment Terms
--------------------------------------------------------------------------------

 Bottom-Up Investing  An investment style that focuses on the use of research to
               Style assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

       Consumer Non-  Products bought by consumers that are expected to last less durables than three years, such as food and drugs. Sales of non-durables generally tend to be less sensitive to economic fluctuations.

     Cyclical Stocks  Companies whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

        Growth Stock  Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

     Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

Price/Earnings Ratio  A widely used gauge of a stock's valuation that indicates
         (P/E) (also what investors are paying for a company's earning power at "earnings multiple") the current stock price. A P/E ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                            as of April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------------

                                                                   Principal
                                                                    Amount ($)     Value ($)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Repurchase Agreements 1.4%
-------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 5.68%,
    to be repurchased at $5,455,581 on 5/1/2000**
    (Cost $5,453,000) ...........................................    5,453,000    5,453,000

-------------------------------------------------------------------------------------------
U.S. Government Agency Obligations 2.5%
-------------------------------------------------------------------------------------------

 Federal Home Loan Bank, 5.88%, 5/1/2000
    (Cost $10,000,000) ..........................................   10,000,000   10,000,000

                                                                       Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common Stocks 96.1%
-------------------------------------------------------------------------------------------

 Consumer Discretionary 7.3%
 Department & Chain Stores 5.7%
 Home Depot, Inc. ...............................................      150,650    8,445,816
 Target Corp. ...................................................       98,600    6,563,063
 Wal-Mart Stores, Inc. ..........................................      141,600    7,841,100
                                                                                 ----------
                                                                                 22,849,979
                                                                                 ----------
 Recreational Products 0.6%
 Premier Parks, Inc.* ...........................................      105,300    2,270,531
                                                                                 ----------

 Specialty Retail 1.0%
 Circuit City Stores, Inc. ......................................       68,300    4,016,894
                                                                                 ----------

 Consumer Staples 6.5%
 Alcohol & Tobacco 1.3%
 Anheuser-Busch Companies, Inc. .................................       75,600    5,334,525
                                                                                 ----------

 Food & Beverage 2.8%
 Bestfoods ......................................................       72,900    3,663,225
 PepsiCo, Inc. ..................................................      208,300    7,642,006
                                                                                 ----------
                                                                                 11,305,231
                                                                                 ----------
 Package Goods/Cosmetics 2.4%
 Colgate-Palmolive Co. ..........................................       65,500    3,741,688
 Gillette Co. ...................................................      159,200    5,890,400
                                                                                 ----------
                                                                                  9,632,088
                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                            Shares       Value ($)
--------------------------------------------------------------------------------

 Health 12.5%
 Biotechnology 2.1%
 Amgen Inc.* ........................       12,000      672,000
 Genentech, Inc.* ...................       28,000    3,276,000
 MedImmune, Inc.* ...................       14,800    2,367,075
 PE Corp-PE Biosystems Group ........       35,400    2,124,000
                                                     ----------
                                                      8,439,075
                                                     ----------
 Medical Supply & Specialty 4.0%
 Baxter International, Inc. .........      114,750    7,473,094
 Becton, Dickinson & Co. ............      120,200    3,080,125
 Edwards Lifesciences Corp.* ........       22,910      343,650
 Medtronic, Inc. ....................       96,300    5,001,581
                                                     ----------
                                                     15,898,450
                                                     ----------
 Pharmaceuticals 6.4%
 Allergan, Inc. .....................       75,700    4,456,832
 Merck & Co., Inc. ..................      106,900    7,429,550
 Warner-Lambert Co. .................      123,100   14,010,319
                                                     ----------
                                                     25,896,701
                                                     ----------
 Communications 6.7%
 Cellular Telephone 2.6%
 Nokia Oyj (ADR) ....................       94,200    5,357,625
 Vodafone AirTouch PLC (ADR) ........      108,500    5,099,500
                                                     ----------
                                                     10,457,125
                                                     ----------
 Telephone/Communications 4.1%
 AT&T Wireless Group* ...............      124,900    3,973,381
 Bell Atlantic Corp. ................       75,750    4,488,188
 Broadwing, Inc. ....................      142,700    4,040,194
 US West, Inc. ......................       54,000    3,844,125
                                                     ----------
                                                     16,345,888
                                                     ----------
 Financial 8.4%
 Insurance 1.8%
 American International Group, Inc. .       66,850    7,332,609
                                                     ----------

 Consumer Finance 4.5%
 American Express Co. ...............       65,500    9,829,094
 Citigroup, Inc. ....................      137,450    8,169,684
                                                     ----------
                                                     17,998,778
                                                     ----------
 Other Financial Companies 2.1%
 Federal National Mortgage Association      66,500    4,010,781

    The accompanying notes are an integral part of the financial statements.

                                             Shares     Value ($)
--------------------------------------------------------------------------------

 Marsh & McLennan Companies, Inc. ....       44,000    4,336,750
                                                      ----------
                                                       8,347,531
                                                      ----------
 Media 6.4%
 Advertising 1.7%
 Interpublic Group of Companies, Inc.        79,200    3,247,200
 Omnicom Group, Inc. .................       37,900    3,451,269
                                                      ----------
                                                       6,698,469
                                                      ----------
 Broadcasting & Entertainment 1.7%
 Infinity Broadcasting Corp. "A"* ....       88,800    3,013,650
 Viacom, Inc. "B"* ...................       74,300    4,040,063
                                                      ----------
                                                       7,053,713
                                                      ----------
 Cable Television 3.0%
 AT&T Corp.-- Liberty Media Group "A"*      180,000    8,988,750
 Comcast Corp. "A"* ..................       73,600    2,948,600
                                                      ----------
                                                      11,937,350
                                                      ----------
 Service Industries 4.6%
 EDP Services 3.5%
 Automatic Data Processing, Inc. .....       96,200    5,176,763
 Electronic Data Systems Corp. .......      131,300    9,026,875
                                                      ----------
                                                      14,203,638
                                                      ----------
 Miscellaneous Commercial Services 0.8%
 Siebel Systems, Inc.* ...............       26,400    3,243,900
                                                      ----------

 Miscellaneous Consumer Services 0.3%
 eBay, Inc.* .........................        7,100    1,130,231
                                                      ----------

 Durables 1.7%
 Aerospace
 United Technologies Corp. ...........      112,600    7,002,313
                                                      ----------

 Manufacturing 7.8%
 Diversified Manufacturing 4.0%
 General Electric Co. ................       99,000   15,567,750
 Textron, Inc. .......................        6,800      421,175
                                                      ----------
                                                      15,988,925
                                                      ----------
 Industrial Specialty 3.8%
 Corning, Inc. .......................       41,400    8,176,500
 JDS Uniphase Corp.* .................       48,600    5,039,213
 QUALCOMM Inc.* ......................       20,500    2,222,969
                                                      ----------
                                                      15,438,682
                                                      ----------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------

                                                           Shares       Value ($)
---------------------------------------------------------------------------------------

 Technology 29.2%
 Computer Software 6.8%
 America Online, Inc.* ....................................        86,500     5,173,781
 i2 Technologies, Inc.* ...................................        12,600     1,628,550
 Microsoft Corp.* .........................................       169,100    11,794,725
 Oracle Corp.* ............................................       110,400     8,825,100
                                                                            -----------
                                                                             27,422,156
                                                                            -----------
 Diverse Electronic Products 4.7%
 Dell Computer Corp.* .....................................       112,600     5,644,075
 Motorola, Inc. ...........................................        39,400     4,691,063
 Solectron Corp.* .........................................       128,800     6,029,450
 Teradyne, Inc.* ..........................................        22,800     2,508,000
                                                                            -----------
                                                                             18,872,588
                                                                            -----------
 EDP Peripherals 2.7%
 EMC Corp.* ...............................................        78,400    10,892,700
                                                                            -----------

 Electronic Components/Distributors 3.6%
 Cisco Systems, Inc.* .....................................       209,900    14,551,973
                                                                            -----------

 Electronic Data Processing 4.2%
 International Business Machines Corp. ....................        76,100     8,494,663
 Sun Microsystems, Inc.* ..................................        90,100     8,283,569
                                                                            -----------
                                                                             16,778,232
                                                                            -----------
 Semiconductors 7.2%
 Applied Materials, Inc.* .................................        45,700     4,652,831
 Intel Corp. ..............................................       139,240    17,657,373
 Vitesse Semiconductor Corp.* .............................        49,000     3,335,063
 Xilinx, Inc.* ............................................        45,600     3,340,200
                                                                            -----------
                                                                             28,985,467
                                                                            -----------
 Energy 5.0%
 Oil & Gas Production 2.8%
 Exxon Mobil Corp. ........................................        93,236     7,243,272
 Royal Dutch Petroleum Co. (New York shares) ..............        66,900     3,838,388
                                                                            -----------
                                                                             11,081,660
                                                                            -----------
 Oilfield Services/Equipment 2.2%
 Schlumberger Ltd. ........................................       117,300     8,980,781
                                                                            -----------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $319,898,314)                                     386,388,183
---------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $335,351,314) (a)                401,841,183
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $335,661,255. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $66,179,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $77,059,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,879,261.





    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $335,351,314) ......................   $ 401,841,183
Cash .........................................................................           1,327
Receivable for investments sold ..............................................       4,579,365
Dividends receivable .........................................................         184,801
Interest receivable ..........................................................           2,581
Receivable for Fund shares sold ..............................................       1,674,294
Deferred organization expenses ...............................................          10,590
Due from Adviser .............................................................         117,600
Other assets .................................................................           1,147
                                                                                 -------------
Total assets .................................................................     408,412,888

Liabilities
----------------------------------------------------------------------------------------------
Payable for investments purchased ............................................      10,729,125
Payable for Fund shares redeemed .............................................         198,248
Accrued Trustees' fees and expenses ..........................................          36,092
Other accrued expenses and payables ..........................................         653,503
                                                                                 -------------
Total liabilities ............................................................      11,616,968
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 396,795,920
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ..............................................      (1,181,405)
Net unrealized appreciation (depreciation) on investments ....................      66,489,869
Accumulated net realized gain (loss) .........................................      21,212,803
Paid-in capital ..............................................................     310,274,653
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 396,795,920
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Scudder Shares

Net asset value, offering and redemption price per share ($173,343,630 /
   6,516,132 outstanding shares of beneficial interest, $.01 par value,          -------------
   unlimited number of shares authorized) ....................................   $       26.60
                                                                                 -------------
Class A Shares
Net asset value and redemption price per share ($112,960,338 / 4,226,204
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       26.73
                                                                                 -------------
                                                                                 -------------
Maximum offering price per share (100 / 94.25 of $26.73) .....................   $       28.36
                                                                                 -------------
Class B Shares

Net asset value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($92,389,425 / 3,521,499 outstanding shares of        -------------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $       26.24
                                                                                 -------------
Class C Shares

Net asset value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($18,102,527 / 691,528 outstanding shares of          -------------
   beneficial interest, $.01 par value, unlimited number of shares authorized)   $       26.18
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,587) ...........   $  1,047,459
Interest ......................................................        374,337
                                                                  ------------
Total Income ..................................................      1,421,796
                                                                  ------------
Expenses:
Management fee ................................................      1,170,032
Services to shareholders ......................................        945,107
Custodian and accounting fees .................................        103,030
Distribution services fees ....................................        303,012
Administrative services fees ..................................        212,757
Auditing ......................................................         19,372
Legal .........................................................         18,006
Trustees' fees and expenses ...................................         77,442
Reports to shareholders .......................................         90,032
Registration fees .............................................         90,788
Amortization of organization expenses .........................          2,390
Other .........................................................         18,007
                                                                  ------------
Total expenses, before expense reductions .....................      3,049,975
Expense reductions ............................................       (446,774)
                                                                  ------------
Total expenses, after expense reductions ......................      2,603,201
--------------------------------------------------------------------------------
Net investment income (loss)                                        (1,181,405)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     21,940,703
Net unrealized appreciation (depreciation) during the
   period on investments ......................................     18,530,618
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          40,471,321
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 39,289,916
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------------

                                      Six Months      Two Months
Increase (Decrease) in              Ended April 30,  Ended October     Year Ended
Net Assets                         2000 (Unaudited)    31, 1999      August 31, 1999
--------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......   $  (1,181,405)   $    (293,550)   $    (932,342)
Net realized gain (loss) on
   investment transactions ........      21,940,703        2,343,968        9,396,870
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period .      18,530,618       14,900,813       44,795,107
                                      -------------    -------------    ---------------
Net increase (decrease) in net
   assets resulting from operations      39,289,916       16,951,231       53,259,635
                                      -------------    -------------    ---------------
Distributions to shareholders from:
Net realized gains-- Scudder Shares      (6,409,116)            --         (4,994,696)
Net realized gains-- Class A ......      (3,258,435)            --           (734,391)
Net realized gains-- Class B ......      (2,296,884)            --           (597,986)
Net realized gains-- Class C ......        (410,739)            --            (91,871)
                                      -------------    -------------    ---------------
Fund share transactions:
Proceeds from shares sold .........     217,410,373       22,858,479      167,868,674
Reinvestment of distributions .....      12,138,255             --          6,289,899
Cost of shares redeemed ...........    (110,041,068)     (13,479,531)    (114,518,626)
                                      -------------    -------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions ...................     119,507,560        9,378,948       59,639,947
                                      -------------    -------------    ---------------
Increase (decrease) in net assets .     146,422,302       26,330,179      106,480,638
Net assets at beginning of period .     250,373,618      224,043,439      117,562,801

Net assets at end of period
   (including accumulated net
   investment loss of $1,181,405      -------------    -------------    ---------------
   at April 30, 2000) .............   $ 396,795,920    $ 250,373,618    $ 224,043,439
                                      -------------    -------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Shares (b)

-----------------------------------------------------------------------------------------
Periods ended October 31,                2000(c)  1999(g)  1999(d) 1998(d)  1997(e)
-----------------------------------------------------------------------------------------
Net asset value, beginning of period    $24.20   $22.55   $16.61   $17.38  $12.00
                                        -------------------------------------------------
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------
  Net investment income (loss)           (.07)    (.03)    (.10)      .01     .06
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       3.58     1.68     6.85    (.45)    5.36
                                        -------------------------------------------------
-----------------------------------------------------------------------------------------
  Total from investment operations        3.51     1.65     6.75    (.44)    5.42
-----------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------
  Net investment income                     --       --       --    (.04)   (.04)
-----------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                          (1.11)       --    (.81)    (.29)      --
                                        -------------------------------------------------
-----------------------------------------------------------------------------------------
  Total distributions                   (1.11)       --    (.81)    (.33)   (.04)
-----------------------------------------------------------------------------------------
Net asset value, end of period          $26.60   $24.20   $22.55   $16.61  $17.38
                                        -------------------------------------------------
-----------------------------------------------------------------------------------------
Total Return (%) (f)                    14.61**  7.36**    41.06   (2.72)  45.20**
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   173.3    143.2    133.3    103.5    53.2
-----------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.64(h)*  1.78*     1.84     1.61   2.25*
-----------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.39(h)*  1.53*     1.59     1.30   1.25*
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     (.54)*   (.71)*    (.48)      .03    .43*
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                88*      58*       68       49     27*
-----------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(c)  For the six months ended April 30, 2000 (Unaudited).

(d)  For the year ended August 31.

(e) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(f)  Total return would have been lower had certain expenses not been reduced.

(g) Two months ended October 31, 1999. On August 10, 1999 the Board of Trustees of the Fund changed the fiscal year end from August 31 to October 31.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.38%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 10, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from August 31.

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $243,170,078 and $141,131,229, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive 0.25% of its management fee until January 31, 2001. For the six months ended April 30, 2000, the Adviser did not impose a portion of its management fee amounting to $415,019, and the fee imposed amounted to $755,013.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2000, the Distribution Fee was as follows:

                                                Total          Unpaid at
Distribution Fee                             Aggregated     April 30, 2000
--------------------------------------------------------------------------------
Class B ...............................  $      254,176   $      204,272
Class C ...............................          48,836           35,248

                                         $      303,012   $      239,520

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2000 aggregated $173,636, of which $139,910 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2000, the CDSC for Classes B and C aggregated $69,618 and $317, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended April 30, 2000, the Administrative Services Fee was as follows:

                                                     Total          Unpaid at
Administrative Services Fee                       Aggregated     April 30, 2000
--------------------------------------------------------------------------------
Class A ....................................  $      111,753   $       25,441
Class B ....................................          84,726            1,459
Class C ....................................          16,278              842

                                              $      212,757   $       27,742

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended April 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $134,120, $141,107, and $38,856, respectively, of which $96,453 is unpaid at April 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended April 30, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $156,294, of which $23,272 is unpaid at April 30, 2000.

The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 2000, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $335,412, of which $39,120 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended April 30, 2000, the amount charged to the Scudder Shares by STC aggregated $10,077, all of which is unpaid at April 30, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $69,065, of which $9,840 is unpaid at April 30, 2000.

Trustees Fees. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, the Trustees' fees and expenses aggregated $20,566. In addition, a one-time fee of $56,876 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,438 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $36 and $3,281, respectively, under these arrangements.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

F. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                            Six Months Ended                   Two Months Ended
                             April 30, 2000                    October 31, 1999
                   -------------------------------- --------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares          1,493,857  $   39,081,048          191,253   $    4,368,502
Class A .........       4,015,926     105,892,291          467,676       10,792,550
Class B .........       2,321,929      59,800,222          282,287        6,387,191
Class C .........         489,853      12,636,812           57,839        1,310,236

                        8,321,565  $  217,410,373          999,055   $   22,858,479

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares            246,889  $    6,362,305               --               --
Class A .........         123,957       3,209,231               --               --
Class B .........          85,399       2,176,832               --               --
Class C .........          15,301         389,887               --               --

                          471,546  $   12,138,255               --               --

Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares         (1,140,960)  $ (29,519,662)        (186,095)   $  (4,242,573)
Class A .........      (2,490,915)    (66,118,673)        (307,088)      (7,090,317)
Class B .........        (447,275)    (11,546,753)         (83,158)      (1,889,264)
Class C .........        (110,811)     (2,855,980)         (11,341)        (257,377)

                       (4,189,961)  $(110,041,068)        (587,682)   $ (13,479,531)

Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares            599,786  $   15,923,691            5,158   $      125,929
Class A .........       1,648,968      42,982,849          160,588        3,702,233
Class B .........       1,960,053      50,430,301          199,129        4,497,927
Class C .........         394,343      10,170,719           46,498        1,052,859

                        4,603,150  $  119,507,560          411,373   $    9,378,948

--------------------------------------------------------------------------------

                                                             Year Ended
                                                           August 31, 1999
                                                   ---------------------------------
                                                       Shares          Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares ..................................        1,767,053 $   36,814,454
Class A .........................................        4,181,810     89,719,684
Class B .........................................        1,703,242     35,213,582
Class C .........................................          290,638      6,120,954

                                                         7,942,743 $  167,868,674

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares ..................................         241,446  $    4,918,255
Class A .........................................          34,363         700,664
Class B .........................................          28,770         583,153
Class C .........................................           4,331          87,827

                                                          308,910  $    6,289,899
Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares ..................................      (2,330,780)  $ (48,909,586)
Class A .........................................      (2,232,659)    (48,175,880)
Class B .........................................        (727,039)    (15,294,433)
Class C .........................................         (99,616)     (2,138,727)

                                                       (5,390,094)  $(114,518,626)
Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares ..................................        (322,281)  $  (7,176,877)
Class A .........................................       1,983,514      42,244,468
Class B .........................................       1,004,973      20,502,302
Class C .........................................         195,353       4,070,054

                                                        2,861,559  $   59,639,947

--------------------------------------------------------------------------------

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President and General
      Manager, WGBH Educational
      Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics,
      Bentley College

 Peter B. Freeman
   o  Trustee; Corporate Director and
      Trustee

 George M. Lovejoy, Jr.
   o  Trustee; President and Director,
      Fifty Associates

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern University,
      College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital

 Bruce F. Beaty*
   o  Vice President

 Jennifer P. Carter*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 William F. Gadsden*
   o  Vice President

 Valerie F. Malter*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Kathleen T. Millard*
   o  Vice President

 John R. Hebble*
   o  Treasurer

 John Millette*
   o  Vice President and Secretary

 Caroline Pearson*
   o  Assistant Secretary



 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeks long-term growth of capital with reduced share price volatility compared with other growth mutual funds. Kemper Classic Growth Fund is registered as Classic Growth Fund.

KEMPER CLASSIC GROWTH FUND

                            "... Strong stock picking, within technology-related sectors in particular, continued to drive the fund's relative outperformance. We achieved this without
                                  significantly overweighting technology stocks.
                                        Instead we maintained a well-diversified
                                       portfolio, which outperformed even in the
                                      very narrow technology-driven market. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
INDUSTRY SECTORS

9
LARGEST HOLDINGS

10
PORTFOLIO OF INVESTMENTS

14
FINANCIAL STATEMENTS

17
FINANCIAL HIGHLIGHTS

20
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

TERMS TO KNOW

--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

                                                  KEMPER CLASSIC GROWTH       KEMPER CLASSIC GROWTH        LIPPER GROWTH FUNDS
KEMPER CLASSIC GROWTH FUND CLASS A                    FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE*
----------------------------------                ---------------------       ---------------------        -------------------
14.67                                                     14.15                       13.93                       10.79

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
--------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND
    CLASS A                         $26.73     $24.30
--------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND
    CLASS B                         $26.24     $23.98
--------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND
    CLASS C                         $26.18     $23.97

KEMPER CLASSIC GROWTH FUND
RANKINGS AS OF 4/30/00*

COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------
    1-YEAR                   #17 of                #20 of                #24 of
                           423 funds             423 funds             423 funds

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

DIVIDEND REVIEW

DURING THE PERIOD ENDED APRIL 30, 2000, KEMPER CLASSIC GROWTH FUND PAID THE FOLLOWING DIVIDENDS.

                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
    LONG-TERM CAPITAL GAIN    $1.11        $1.11        $1.11
--------------------------------------------------------------------------------

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER CLASSIC GROWTH FUND IN THE GROWTH FUNDS CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

INITIAL PUBLIC OFFERING (IPO) The first launch of a company's publicly traded stock. IPOs often involve a relatively small quantity of shares. When paired with fluctuating demand, the small quantity of shares can contribute to increased volatility.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999, a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

PRICE-TO-EARNINGS (P/E) RATIO A P/E ratio is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

PERFORMANCE UPDATE

[GADSDEN PHOTO]
CO-LEAD PORTFOLIO MANAGER WILLIAM F. GADSDEN JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1983 AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[BEATY PHOTO]
CO-LEAD PORTFOLIO MANAGER BRUCE F. BEATY JOINED THE ORGANIZATION IN 1991 AND HAS NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. GADSDEN AND BEATY HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1996. SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS SUPPORTS THE TEAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE REPORTING PERIOD INDICATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

TECHNOLOGY, SPECIFICALLY SPECULATIVE INTERNET-RELATED COMPANIES, DOMINATED MARKET RETURNS FOR MOST OF THE FUND'S SEMIANNUAL PERIOD -- NOVEMBER 1, 1999, THROUGH APRIL 30, 2000. KEMPER CLASSIC GROWTH FUND CO-LEAD PORTFOLIO MANAGERS WILLIAM GADSDEN AND BRUCE BEATY DISCUSS HOW THEY LED THE FUND TO OUTPERFORM ITS BENCHMARK AND PEERS, WHILE STAYING AWAY FROM THE MOST SPECULATIVE TECHNOLOGY AND INTERNET-RELATED STOCKS AND MANAGING THE PORTFOLIO'S RISK.

Q HOW DID KEMPER CLASSIC GROWTH FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A We're very pleased with Kemper Classic Growth Fund's performance. The fund handily outperformed both its benchmark and its peer group. The fund's Class A shares (unadjusted for any sales charge) gained 14.67 percent, while its benchmark, the Standard & Poor's 500 stock index, gained just 7.20 percent, and the Lipper Large-Cap Core Fund Category average was 10.79 percent for the same period.

Q TO WHAT DO YOU ATTRIBUTE KEMPER CLASSIC GROWTH FUND'S OUTPERFORMANCE?

A Strong stock picking, within technology-related sectors in particular, continued to drive the fund's relative outperformance. We achieved this without significantly overweighting technology stocks. Instead we maintained a well-diversified portfolio, which outperformed even in the very narrow technology-driven market.

Q WILL YOU PROVIDE AN OVERVIEW OF THE MARKET AND HOW IT WAS IMPACTED BY ECONOMIC EVENTS OVER THE LAST SIX MONTHS?

A Volatility in the market was extreme during the period as the Federal Reserve Board (the Fed) aggressively raised interest rates and a small group of large growth stocks -- primarily technology and Internet-related stocks -- gained momentum and dominated market returns from November through February.

  Early in the period, it seemed as if nothing could stop the momentum of the technology sector and specifically the Internet or "dot-com" stocks. Nearly every new initial public offering of an Internet-related stock shot through the roof and catapulted new, untested businesses to high market capitalizations once reserved only for tried-and-true companies with long-term earnings track records. Momentum for almost any company tied to the Internet in some way grew, while nearly every other type of stock endured lackluster returns or losses.

  After falling in the first two months of 2000, the S&P 500 surged to new highs in March on a rebound in depressed financial and cyclical stocks. A combination of strong economic momentum, moderate inflation and an improving corporate profits outlook helped to alleviate prior concerns about the impact of rising energy and labor prices and the threat of a more aggressive Fed-tightening regimen.

  More dramatic than the turnaround in the direction of the market was the sharp change in market leadership. Through February, technology was the only bright spot as the rest of the market struggled.

PERFORMANCE UPDATE

Among the hardest hit were financial, consumer and manufacturing-related stocks, due to concerns about the Fed's determination to slow the economy. Also, technology stocks thrived on fundamental as well as technical drivers. From a fundamental standpoint, demand globally for Internet and telecommunications infrastructure spending continued to accelerate, driving revenue growth (and profit growth for established firms). Strong growth and relatively low levels of debt have helped to make many stocks in the sector less sensitive to fluctuations in interest rates. At the same time, technical factors -- market sentiment and mutual fund investment flows among other items -- drove valuations in several parts of the sector to unwarranted levels earlier in the year. Much of the recent volatility has been the result of short-term fluctuations in these technical factors, rather than a longer-term change in fundamentals for the higher-quality, established firms.

  In March, leadership shifted as financial and cyclical sectors responded favorably to a more benign economic outlook. A tug of war continued in April between technology stocks and more conservative value-oriented stocks, and with that struggle came increased market volatility. The fund's diversified approach and attention to risk management helped mitigate some of the volatility during this period.

Q ARE YOU CONCERNED ABOUT THE CORRECTION IN TECHNOLOGY STOCKS?

A No, we're not. In fact, we think it may be healthy for the overall market. Many technology stocks had grown to valuations that we believed to be unwarranted and unsustainably high -- especially for a large group of untested dot-com stocks. What we started to see in March was a refocusing on valuations in which investors began to look at earnings, business plans and other fundamental factors. We may see more fallout in the newer Internet companies, but stocks of established, fundamentally sound technology companies should continue to grow.

Q PLEASE TELL US ABOUT THE FUND'S TECHNOLOGY STOCKS AND YOUR ATTITUDE ABOUT THEIR HIGH VALUATIONS.

A We have a significant position in technology stocks -- close to that of our S&P 500 benchmark -- but generally we hold only those companies that fit our "growth-at-a-reasonable-price" discipline. And although technology valuations are quite high, we do own some stocks with very high price-to-earnings ratios such as Cisco Systems and QUALCOMM. However, we own the market leaders and always select these companies within the context of the overall portfolio and how they impact its risk profile. We are fairly consistent at keeping the fund's P/E ratio lower than that of the average growth fund.

  Our technology holdings certainly helped performance during this period as most other sectors struggled. And although our tech holdings suffered in March and April along with the rest of the technology sector, their relatively strong fundamentals enabled them to fall less than some of the high-flying Internet stocks that we didn't own.

Q WILL YOU EXPLAIN WHAT YOU MEAN BY "GROWTH AT A REASONABLE PRICE"?

A Kemper Classic Growth Fund pursues long-term growth of capital, with reduced share-price volatility compared with other growth-stock funds. To do this, we follow a growth-at-a-reasonable-price (GARP) investment strategy. Our investment process targets high-quality, large-cap growth stocks. We seek established companies with strong competitive positions, stable and consistent earnings-growth prospects, excellent balance sheets and strong management.

  Outstanding fundamentals and growth potential are only a part of what we want, however. Our analysis must indicate that the stocks are "reasonably valued," or in other words, trading at an attractive price.

  We sell stocks when we see indications of deteriorating fundamentals or slowing earnings growth. Also, in keeping with our price-conscious philosophy, we reduce positions when valuations become stretched.

Q HOW DOES THIS GARP PROCESS FIT WITH THE FUND'S TECHNOLOGY INVESTMENTS?

A Technology dominated the market, so it was critical for us to have a meaningful position in technology stocks.

  Across the board, and certainly in the technology sector, we stick with the proven leaders -- we typically invest in the number one or number two players in each particular market segment. For instance, we owned Oracle, Intel, Cisco Systems, EMC and Applied Materials. These are all top-tier companies within their specific technology subsectors, and are all stocks that fit our process. We maintained only minor positions in some of the more speculative technology issues.

  And while our tech holdings did not escape the downturns in March and April, they certainly fared better than many unproven, newly public

PERFORMANCE UPDATE

technology and Internet stocks. This of course helped the fund's relative performance.

Q DOES THE FUND HOLD MICROSOFT? IF SO, HOW WAS THE FUND IMPACTED BY ITS RECENT DECLINE IN VALUE?

A The fund holds a sizable position in Microsoft, which we maintained during its recent weakness. Certainly Microsoft's antitrust fight has created anxiety for investors and short-term stock price volatility, because the court battle raises questions with no immediate answers.

  However, our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well positioned to expand sales and earnings in the coming months. We share management's view that Microsoft is worth more as one company than two. We also believe Microsoft will prevail on appeal because of shortcomings in the government's case as well as a lack of evidence that consumers have been harmed.

Q      WHAT OTHER SECTORS HELPED PERFORMANCE?

A Technology was really a one-note song during the period, while the returns from most other sectors were punk. Although we had successes in individual stocks, on a sector-by-sector basis, technology was really the only sector providing substantive gains.

  It's also important to remember that we're bottom-up stock pickers. That means we don't decide to invest a certain amount in a particular sector and then select the stocks. Instead, the fund's overall sector weightings are the outcome of many individual decisions.

Q      WHICH INDIVIDUAL STOCKS OUTSIDE THE TECHNOLOGY SECTOR HELPED PERFORMANCE?

A Warner-Lambert, a holding in the health care sector, added to the fund's performance. The company is in negotiations to merge with Pfizer, another large and dominant pharmaceutical company. As the proposed merger progressed, the market bid up the price of Warner-Lambert. The combined entity of Warner-Lambert and Pfizer is expected to have one of the highest growth rates in the industry as well as one of the most attractive pipelines of new products.

Q      WHAT ABOUT STOCKS THAT DISAPPOINTED?

A A couple non-technology-related companies disappointed us. Consumer products stocks struggled throughout the second part of the period as profit warnings from Procter & Gamble (P&G) and Dial Corp. highlighted the margin pressures faced by many firms in the sector due to higher raw materials and labor costs, while product pricing remains extremely competitive.

  P&G's negotiations to potentially merge with health care company Warner-Lambert also troubled us. We viewed this as a negative shift in P&G's strategy and didn't understand why the company was looking for growth outside of its existing businesses. By the end of the period, we had eliminated P&G from the portfolio. We'd add the stock again if we had confidence that the company's earnings were entering a period of acceleration.

Q      WHAT'S YOUR OUTLOOK FOR THE MARKETS AND FOR KEMPER CLASSIC GROWTH FUND IN
PARTICULAR?

A Over the past few years, it has not paid to underestimate the resilience of the U.S. economy or the ability of the Fed to keep things on an even keel. That said, we've kept a long-term view and avoided the temptation to sell when market conditions deteriorate. While we feel that caution is warranted as long as the threat of higher interest rates is an issue, we remain optimistic on the outlook for the companies we hold in the portfolio, and we believe that our disciplined investment style will continue to position the portfolio for outperformance over time.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on April 30, 2000, and October 31, 1999.

[BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON      KEMPER CLASSIC GROWTH FUND ON
                                                                          4/30/00                            10/31/99
                                                               -----------------------------      -----------------------------
Technology                                                                  30.0                               23.2
Consumer nondurables                                                        15.0                               20.3
Communication services                                                      15.0                               14.4
Health care                                                                 13.0                               15.9
Finance                                                                      9.0                               10.0
Capital goods                                                                7.0                               11.2
Other                                                                        6.0                                0.0
Energy                                                                       5.0                                5.0

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

A COMPARISON WITH THE STANDARD AND POOR'S 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on April 30, 2000, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 stock index.
[BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON
                                                                          4/30/00                    S&P 500 INDEX ON 4/30/00
                                                               -----------------------------         ------------------------
Technology                                                                   30                                33.4
Consumer nondurables                                                         15                                18.1
Communication services                                                       15                                 7.6
Health care                                                                  13                                 9.1
Finance                                                                       9                                  13
Capital goods                                                                 7                                 8.2
Other                                                                         6                                   0
Energy                                                                        5                                 5.4
Basic materials                                                               0                                 2.3
Utilities                                                                     0                                 2.3
Transportation                                                                0                                 0.6

* STANDARD & POOR'S 500 IS AN UNMANAGED CAPITALIZATION-WEIGHTED PRICE-ONLY INDEX COMPRISED OF THE LARGEST CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS ARE TRADED IN THE UNITED STATES. THIS LARGE CAPITALIZATION MARKET ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 STOCK INDEX.

LARGEST HOLDINGS

KEMPER CLASSIC GROWTH FUND'S 10 LARGEST HOLDINGS* Representing 30.2 percent of the fund's portfolio on April 30, 2000.

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             INTEL                         Engaged in the design,               4.4%
                                             development, manufacturing and
                                             sale of advanced semiconductors
                                             and integrated circuits
---------------------------------------------------------------------------------------
2.             GENERAL ELECTRIC              A broadly diversified company        3.9%
                                             with major businesses in power
                                             generators, appliances, lighting,
                                             plastics, medical systems,
                                             aircraft engines, financial
                                             services and broadcasting
---------------------------------------------------------------------------------------
3.             CISCO SYSTEMS                 Large, comprehensive supplier of     3.6%
                                             routing software and related
                                             systems that direct the flow of
                                             data between local networks.
---------------------------------------------------------------------------------------
4.             WARNER-LAMBERT                A diversified consumer products      3.5%
                                             and health care company that
                                             develops, manufactures and
                                             markets a wide variety of
                                             products for human hygiene and
                                             health care
---------------------------------------------------------------------------------------
5.             MICROSOFT                     Develops, markets and supports a     2.9%
                                             variety of software, operating
                                             systems, language and application
                                             programs
---------------------------------------------------------------------------------------
6.             EMC                           EMC is a maker of mainframe          2.7%
                                             computer disk memory hardware and
                                             software
---------------------------------------------------------------------------------------
7.             AMERICAN EXPRESS              American Express is a diversified    2.5%
                                             financial services firm with
                                             three units: Travel Related
                                             Services, American Express
                                             Financial Advisors and American
                                             Express Bank
---------------------------------------------------------------------------------------
8.             ELECTRONIC DATA SYSTEMS       Electronic Data Systems (EDS) is     2.3%
                                             the largest independent systems
                                             consulting firm in the U.S. EDS
                                             offers corporate outsourcing,
                                             data center management, on-line
                                             consulting, and reengineering for
                                             businesses and the U.S. and
                                             foreign governments
---------------------------------------------------------------------------------------
9.             AT&T/LIBERTY MEDIA GROUP      Liberty Media Group has stakes in    2.2%
                                             about 100 cable channels,
                                             including BET, Discovery Channel,
                                             E!, Encore, QVC and USA Networks.
                                             The company is a subsidiary of
                                             AT&T but operates as a separate
                                             and independent entity
---------------------------------------------------------------------------------------
10.            SCHLUMBERGER                  Schlumberger is an oil field         2.2%
                                             service company that provides
                                             full range of service for oil and
                                             gas operations, including seismic
                                             surveys, drilling services,
                                             wire-line logging, well
                                             construction, and project
                                             management
---------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER CLASSIC GROWTH FUND
Portfolio of Investments as of April 30, 2000 (Unaudited)

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--1.4%                                                           AMOUNT ($)     VALUE ($)
                                             State Street Bank and Trust Company, 5.68%,
                                               to be repurchased at $5,455,581 on
                                               5/1/2000**
                                               (Cost $5,453,000)                          $ 5,453,000   $  5,453,000
                                             ---------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCY OBLIGATIONS--2.5%
                                             Federal Home Loan Bank, 5.88%, 5/1/2000
                                               (Cost $10,000,000)                          10,000,000     10,000,000
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--96.1%                                                                    SHARES

    CONSUMER DISCRETIONARY--7.3%
    DEPARTMENT & CHAIN STORES--5.7%
                                             Home Depot, Inc.                                 150,650      8,445,816
                                             Target Corp.                                      98,600      6,563,063
                                             Wal-Mart Stores, Inc.                            141,600      7,841,100
                                             ---------------------------------------------------------------------------
                                                                                                          22,849,979
                                             ---------------------------------------------------------------------------

    RECREATIONAL PRODUCTS--0.6%
                                             Premier Parks, Inc.*                             105,300      2,270,531
                                             ---------------------------------------------------------------------------

    SPECIALTY RETAIL--1.0%
                                             Circuit City Stores, Inc.                         68,300      4,016,894
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--6.5%
    ALCOHOL & TOBACCO--1.3%
                                             Anheuser-Busch Companies, Inc.                    75,600      5,334,525
                                             ---------------------------------------------------------------------------

    FOOD & BEVERAGE--2.8%
                                             Bestfoods                                         72,900      3,663,225
                                             PepsiCo, Inc.                                    208,300      7,642,006
                                             ---------------------------------------------------------------------------
                                                                                                          11,305,231

    PACKAGE GOODS/ COSMETICS--2.4%
                                             Colgate-Palmolive Co.                             65,500      3,741,688
                                             Gillette Co.                                     159,200      5,890,400
                                             ---------------------------------------------------------------------------
                                                                                                           9,632,088
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--12.5%
    BIOTECHNOLOGY--2.1%
                                             Amgen Inc.*                                       12,000        672,000
                                             Genentech, Inc.*                                  28,000      3,276,000
                                             MedImmune, Inc.*                                  14,800      2,367,075
                                             PE Corp--PE Biosystems Group                      35,400      2,124,000
                                             ---------------------------------------------------------------------------
                                                                                                           8,439,075
                                             ---------------------------------------------------------------------------

    MEDICAL SUPPLY &   SPECIALTY--4.0%
                                             Baxter International, Inc.                       114,750      7,473,094
                                             Becton, Dickinson & Co.                          120,200      3,080,125
                                             Edwards Lifesciences Corp.*                       22,910        343,650
                                             Medtronic, Inc.                                   96,300      5,001,581
                                             ---------------------------------------------------------------------------
                                                                                                          15,898,450
                                             ---------------------------------------------------------------------------

    PHARMACEUTICALS--6.4%
                                             Allergan, Inc.                                    75,700      4,456,832
                                             Merck & Co., Inc.                                106,900      7,429,550
                                             Warner-Lambert Co.                               123,100     14,010,319
                                             ---------------------------------------------------------------------------
                                                                                                          25,896,701
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES       VALUE ($)

    COMMUNICATIONS--6.7%
    CELLULAR TELEPHONE--2.6%
                                             Nokia Oyj (ADR)                                   94,200   $  5,357,625
                                             Vodafone AirTouch PLC (ADR)                      108,500      5,099,500
                                             ---------------------------------------------------------------------------
                                                                                                          10,457,125
                                             ---------------------------------------------------------------------------

    TELEPHONE/   COMMUNICATIONS--4.1%
                                             AT&T Wireless Group*                             124,900      3,973,381
                                             Bell Atlantic Corp.                               75,750      4,488,188
                                             Broadwing, Inc.                                  142,700      4,040,194
                                             US West, Inc.                                     54,000      3,844,125
                                             ---------------------------------------------------------------------------
                                                                                                          16,345,888
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--8.4%
    INSURANCE--1.8%
                                             American International Group, Inc.                66,850      7,332,609
                                             ---------------------------------------------------------------------------

    CONSUMER FINANCE--4.5%
                                             American Express Co.                              65,500      9,829,094
                                             Citigroup, Inc.                                  137,450      8,169,684
                                             ---------------------------------------------------------------------------
                                                                                                          17,998,778
                                             ---------------------------------------------------------------------------

    OTHER FINANCIAL   COMPANIES--2.1%
                                             Federal National Mortgage Association             66,500      4,010,781
                                             Marsh & McLennan Companies, Inc.                  44,000      4,336,750
                                             ---------------------------------------------------------------------------
                                                                                                           8,347,531
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--6.4%
    ADVERTISING--1.7%
                                             Interpublic Group of Companies, Inc.              79,200      3,247,200
                                             Omnicom Group, Inc.                               37,900      3,451,269
                                             ---------------------------------------------------------------------------
                                                                                                           6,698,469
                                             ---------------------------------------------------------------------------

    BROADCASTING &   ENTERTAINMENT--1.7%
                                             Infinity Broadcasting Corp. "A"*                  88,800      3,013,650
                                             Viacom, Inc. "B"*                                 74,300      4,040,063
                                             ---------------------------------------------------------------------------
                                                                                                           7,053,713
                                             ---------------------------------------------------------------------------

    CABLE TELEVISION--3.0%
                                             AT&T Corp. -- Liberty Media Group "A"*           180,000      8,988,750
                                             Comcast Corp. "A"*                                73,600      2,948,600
                                             ---------------------------------------------------------------------------
                                                                                                          11,937,350
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.6%
    EDP SERVICES--3.5%
                                             Automatic Data Processing, Inc.                   96,200      5,176,763
                                             Electronic Data Systems Corp.                    131,300      9,026,875
                                             ---------------------------------------------------------------------------
                                                                                                          14,203,638
                                             ---------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL
      SERVICES--0.8%
                                             Siebel Systems, Inc.*                             26,400      3,243,900
                                             ---------------------------------------------------------------------------

    MISCELLANEOUS CONSUMER SERVICES--0.3%
                                             eBay, Inc.*                                        7,100      1,130,231
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.7%
    AEROSPACE
                                             United Technologies Corp.                        112,600      7,002,313
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES       VALUE ($)

    MANUFACTURING--7.8%
    DIVERSIFIED MANUFACTURING--4.0%
                                             General Electric Co.                              99,000   $ 15,567,750
                                             Textron, Inc.                                      6,800        421,175
                                             ---------------------------------------------------------------------------
                                                                                                          15,988,925
                                             ---------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--3.8%
                                             Corning, Inc.                                     41,400      8,176,500
                                             JDS Uniphase Corp.*                               48,600      5,039,213
                                             QUALCOMM Inc.*                                    20,500      2,222,969
                                             ---------------------------------------------------------------------------
                                                                                                          15,438,682
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--29.2%
    COMPUTER SOFTWARE--6.8%
                                             America Online, Inc.*                             86,500      5,173,781
                                             i2Technologies, Inc.*                             12,600      1,628,550
                                             Microsoft Corp.*                                 169,100     11,794,725
                                             Oracle Corp.*                                    110,400      8,825,100
                                             ---------------------------------------------------------------------------
                                                                                                          27,422,156
                                             ---------------------------------------------------------------------------

    DIVERSE ELECTRONIC   PRODUCTS--4.7%
                                             Dell Computer Corp.*                             112,600      5,644,075
                                             Motorola, Inc.                                    39,400      4,691,063
                                             Solectron Corp.*                                 128,800      6,029,450
                                             Teradyne, Inc.*                                   22,800      2,508,000
                                             ---------------------------------------------------------------------------
                                                                                                          18,872,588
                                             ---------------------------------------------------------------------------

    EDP PERIPHERALS--2.7%
                                             EMC Corp.*                                        78,400     10,892,700
                                             ---------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--3.6%
                                             Cisco Systems, Inc.*                             209,900     14,551,973
                                             ---------------------------------------------------------------------------

    ELECTRONIC DATA   PROCESSING--4.2%
                                             International Business Machines Corp.             76,100      8,494,663
                                             Sun Microsystems, Inc.*                           90,100      8,283,569
                                             ---------------------------------------------------------------------------
                                                                                                          16,778,232
                                             ---------------------------------------------------------------------------

    SEMICONDUCTORS--7.2%
                                             Applied Materials, Inc.*                          45,700      4,652,831
                                             Intel Corp.                                      139,240     17,657,373
                                             Vitesse Semiconductor Corp.*                      49,000      3,335,063
                                             Xilinx, Inc.*                                     45,600      3,340,200
                                             ---------------------------------------------------------------------------
                                                                                                          28,985,467
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--5.0%
    OIL & GAS PRODUCTION--2.8%
                                             Exxon Mobil Corp.                                 93,236      7,243,272
                                             Royal Dutch Petroleum Co. (New York shares)       66,900      3,838,388
                                             ---------------------------------------------------------------------------
                                                                                                          11,081,660
                                             ---------------------------------------------------------------------------

    OILFIELD SERVICES/   EQUIPMENT--2.2%
                                             Schlumberger Ltd.                                117,300      8,980,781
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $319,898,314)                                         386,388,183
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $335,351,314) (a)                                    $401,841,183
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTE TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $335,661,255. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $66,179,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $77,059,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,879,261.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of April 30, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value (cost $335,351,314)         $401,841,183
----------------------------------------------------------------------------
Cash                                                                   1,327
----------------------------------------------------------------------------
Receivable for investments sold                                    4,579,365
----------------------------------------------------------------------------
Dividends receivable                                                 184,801
----------------------------------------------------------------------------
Interest receivable                                                    2,581
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,674,294
----------------------------------------------------------------------------
Deferred organization expenses                                        10,590
----------------------------------------------------------------------------
Due from Adviser                                                     117,600
----------------------------------------------------------------------------
Other assets                                                           1,147
----------------------------------------------------------------------------
TOTAL ASSETS                                                    $408,412,888
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                 10,729,125
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     198,248
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   36,092
----------------------------------------------------------------------------
Other accrued expenses and payables                                  653,503
----------------------------------------------------------------------------
Total liabilities                                                 11,616,968
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $396,795,920
----------------------------------------------------------------------------
 NET ASSETS Net assets consist of:
Accumulated net investment (loss)                                 (1,181,405)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         66,489,869
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              21,212,803
----------------------------------------------------------------------------
Paid-in capital                                                  310,274,653
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $396,795,920
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($112,960,338 / 4,226,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                         $26.73
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $26.73)            $28.36
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($92,389,425 /
  3,521,499 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $26.24
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,102,527 /
  691,528 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $26.18
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($173,343,630 / 6,516,132 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                         $26.60
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
for the Six Months ended April 30, 2000
(UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,587)             $ 1,047,459
---------------------------------------------------------------------------
Interest                                                            374,337
---------------------------------------------------------------------------
Total income                                                      1,421,796
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,170,032
---------------------------------------------------------------------------
Services to shareholders                                            945,107
---------------------------------------------------------------------------
Custodian and accounting fees                                       103,030
---------------------------------------------------------------------------
Distribution services fees                                          303,012
---------------------------------------------------------------------------
Administrative services fees                                        212,757
---------------------------------------------------------------------------
Auditing                                                             19,372
---------------------------------------------------------------------------
Legal                                                                18,006
---------------------------------------------------------------------------
Trustees' fees and expenses                                          77,442
---------------------------------------------------------------------------
Reports to shareholders                                              90,032
---------------------------------------------------------------------------
Registration fees                                                    90,788
---------------------------------------------------------------------------
Amortization of organization expenses                                 2,390
---------------------------------------------------------------------------
Other                                                                18,007
---------------------------------------------------------------------------
Total expenses, before expense reductions                         3,049,975
---------------------------------------------------------------------------
Expense reductions                                                 (446,774)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,603,201
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (1,181,405)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        21,940,703
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   18,530,618
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       40,471,321
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $39,289,916
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS
                                                                 ENDED         TWO MONTHS
                                                               APRIL 30,         ENDED         YEAR ENDED
                                                                 2000         OCTOBER 31,      AUGUST 31,
                                                              (UNAUDITED)         1999            1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                 $  (1,181,405)   $   (293,550)   $    (932,342)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions             21,940,703       2,343,968        9,396,870
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                  18,530,618      14,900,813       44,795,107
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      39,289,916      16,951,231       53,259,635
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains -- Class S                                   (6,409,116)             --       (4,994,696)
-----------------------------------------------------------------------------------------------------------
Net realized gains -- Class A                                   (3,258,435)             --         (734,391)
-----------------------------------------------------------------------------------------------------------
Net realized gains -- Class B                                   (2,296,884)             --         (597,986)
-----------------------------------------------------------------------------------------------------------
Net realized gains -- Class C                                     (410,739)             --          (91,871)
-----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                      217,410,373      22,858,479      167,868,674
-----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                   12,138,255              --        6,289,899
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                       (110,041,068)    (13,479,531)    (114,518,626)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                 119,507,560       9,378,948       59,639,947
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                              146,422,302      26,330,179      106,480,638
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                              250,373,618     224,043,439      117,562,801
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $1,181,405 at April 30, 2000)             $ 396,795,920    $250,373,618    $ 224,043,439
-----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                   CLASS A
                                                                2000(B)    1999(C)    1999(D)    1998(E)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $24.30     $22.63     $16.62      $20.30
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.05)      (.02)      (.04)        .01
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      3.59       1.69       6.86       (3.69)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.54       1.67       6.82       (3.68)
-------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                    (1.11)        --       (.81)         --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $26.73     $24.30     $22.63      $16.62
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (F) (G)                                         14.67**     7.38**    41.54      (18.13)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                           113.0       62.6       54.7         7.2
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.48(h)*   1.52*      1.65        1.74*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.23(h)*   1.27*      1.24        1.24*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.37)*     (.44)*     (.17)        .10*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         88*        58*        68          49
-------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) For the six months ended April 30, 2000 (Unaudited).
(c) For the two months ended October 31, 1999.
(d) For the year ended August 31, 1999.
(e) For the period April 16, 1998 (commencement of sale of Class A shares) to August 31, 1998.
(f) Total return would have been lower had certain expenses not been reduced.
(g) Total return does not reflect the effect of any sales charges.
(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.46% and 1.22%, respectively.
 * Annualized
** Not annualized

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                   CLASS B
                                                                2000(B)    1999(C)    1999(D)    1998(E)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $23.98     $22.37     $16.57      $20.30
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.17)      (.05)      (.22)       (.05)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      3.54       1.66       6.83       (3.68)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.37       1.61       6.61       (3.73)
-------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                    (1.11)        --       (.81)         --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $26.24     $23.98     $22.37      $16.57
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (F) (G)                                         14.15**     7.20**    40.30      (18.37)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                            92.4       37.4       30.5         5.9
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   2.88(h)*   2.47*      2.51        2.52*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    2.63(h)*   2.22*      2.12        2.12*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.31)*    (1.38)*    (1.04)       (.79)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         88*        58*        68          49
-------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) For the six months ended April 30, 2000 (Unaudited).
(c) For the two months ended October 31, 1999.
(d) For the year ended August 31, 1999.
(e) For the period April 16, 1998 (commencement of sale of Class B shares) to August 31, 1998.
(f) Total return would have been lower had certain expenses not been reduced.
(g) Total return does not reflect the effect of any sales charges.
(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.41% and 2.62%, respectively.
 * Annualized
** Not annualized

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                                2000(B)    1999(C)    1999(D)    1998(E)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $23.97     $22.38     $16.57      $20.30
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.23)      (.07)      (.22)       (.05)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      3.55       1.66       6.84       (3.68)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                  3.32       1.59       6.62       (3.73)
-------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                    (1.11)        --       (.81)         --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $26.18     $23.97     $22.38      $16.57
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (F) (G)                                         13.93**     7.10**    40.42      (18.37)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                            18.1        7.1        5.6          .9
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   2.88(h)*   2.94*      2.88        3.00*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    2.63(h)*   2.69*      2.09        2.09*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (1.77)*    (1.86)*    (1.02)       (.73)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         88*        58*        68          49
-------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) For the six months ended April 30, 2000 (Unaudited).
(c) For the two months ended October 31, 1999.
(d) For the year ended August 31, 1999.
(e) For the period April 16, 1998 (commencement of sale of Class C shares) to August 31, 1998.
(f) Total return would have been lower had certain expenses not been reduced.
(g) Total return does not reflect the effect of any sales charges.
(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.86% and 2.62%, respectively.
 * Annualized
** Not annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING              POLICIES Classic Growth Fund (the "Fund") is a
                             diversified series of Investment Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             On August 10, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from August 31.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data

NOTES TO FINANCIAL STATEMENTS

                             processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2     PURCHASES AND SALES
     OF SECURITIES For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $243,170,078 and $141,131,229, respectively.

--------------------------------------------------------------------------------

3     TRANSACTIONS WITH
     AFFILIATES              Under the Management Agreement (the "Agreement")
                             with Scudder Kemper Investments, Inc. ("Scudder
                             Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions.
                             The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable

NOTES TO FINANCIAL STATEMENTS

                             monthly. Effective April 16, 1998, the Adviser has agreed to waive 0.25% of its management fee until January 31, 2001. For the six months ended April 30, 2000, the Adviser did not impose a portion of its management fee amounting to $415,019, and the fee imposed amounted to $755,013.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2000, the Distribution Fee was as follows:

                                                                                       TOTAL            UNPAID AT
                                       DISTRIBUTION FEE                              AGGREGATED       APRIL 30, 2000
                                       -----------------------------------------------------------------------------
                                       Class B                                        $254,176           $204,272
                                       Class C                                          48,836             35,248
                                                                                      --------           --------
                                                                                      $303,012           $239,520

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2000 aggregated $173,636, of which $139,910 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2000, the CDSC for Classes B and C aggregated $69,618 and $317, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended April 30, 2000, the Administrative Services Fee was as follows:

                                                                                       TOTAL            UNPAID AT
                                       ADMINISTRATIVE SERVICES FEE                   AGGREGATED       APRIL 30, 2000
                                       -----------------------------------------------------------------------------
                                       Class A                                        $111,753           $25,441
                                       Class B                                          84,726             1,459
                                       Class C                                          16,278               842
                                                                                      --------           -------
                                                                                      $212,757           $27,742

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended April 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $134,120, $141,107, and $38,856, respectively, of which $96,453 is unpaid at April 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S Shares. For the six months ended April 30, 2000, the amount charged to the Class S Shares by SSC for shareholder services aggregated $156,294, of which $23,272 is unpaid at April 30, 2000.

NOTES TO FINANCIAL STATEMENTS

                             The Class S Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 2000, the Special Servicing Agreement expense charged to the Class S Shares amounted to $335,412, of which $39,120 is unpaid at April 30, 2000.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S Shares of the Fund. For the six months ended April 30, 2000, the amount charged to the Class S Shares by STC aggregated $10,077, all of which is unpaid at April 30, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $69,065, of which $9,840 is unpaid at April 30, 2000.

                             TRUSTEES FEES. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, the Trustees' fees and expenses aggregated $20,566. In addition, a one-time fee of $56,876 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,438 of such costs.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $36 and $3,281, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several other Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing.
                             The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6     SHARE TRANSACTIONS      The following tables summarizes shares of
                             beneficial interest and dollar activity in the
                             Fund:

                                                                   SIX MONTHS ENDED                TWO MONTHS ENDED
                                                                    APRIL 30, 2000                 OCTOBER 31, 1999
                                                              ---------------------------      ------------------------
                                                                SHARES         DOLLARS          SHARES       DOLLARS
                                       SHARES SOLD
                                        Class S                1,493,857    $  39,081,048       191,253    $  4,368,502
                                       --------------------------------------------------------------------------------
                                        Class A                4,015,926      105,892,291       467,676      10,792,550
                                       --------------------------------------------------------------------------------
                                        Class B                2,321,929       59,800,222       282,287       6,387,191
                                       --------------------------------------------------------------------------------
                                        Class C                  489,853       12,636,812        57,839       1,310,236
                                       --------------------------------------------------------------------------------
                                                               8,321,565    $ 217,410,373       999,055    $ 22,858,479
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class S                  246,889    $   6,362,305            --              --
                                       --------------------------------------------------------------------------------
                                        Class A                  123,957        3,209,231            --              --
                                       --------------------------------------------------------------------------------
                                        Class B                   85,399        2,176,832            --              --
                                       --------------------------------------------------------------------------------
                                        Class C                   15,301          389,887            --              --
                                       --------------------------------------------------------------------------------
                                                                 471,546    $  12,138,255            --              --
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class S               (1,140,960)   $ (29,519,662)     (186,095)   $ (4,242,573)
                                       --------------------------------------------------------------------------------
                                        Class A               (2,490,915)     (66,118,673)     (307,088)     (7,090,317)
                                       --------------------------------------------------------------------------------
                                        Class B                 (447,275)     (11,546,753)      (83,158)     (1,889,264)
                                       --------------------------------------------------------------------------------
                                        Class C                 (110,811)      (2,855,980)      (11,341)       (257,377)
                                       --------------------------------------------------------------------------------
                                                              (4,189,961)   $(110,041,068)     (587,682)   $(13,479,531)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class S                  599,786    $  15,923,691         5,158    $    125,929
                                       --------------------------------------------------------------------------------
                                        Class A                1,648,968       42,982,849       160,588       3,702,233
                                       --------------------------------------------------------------------------------
                                        Class B                1,960,053       50,430,301       199,129       4,497,927
                                       --------------------------------------------------------------------------------
                                        Class C                  394,343       10,170,719        46,498       1,052,859
                                       --------------------------------------------------------------------------------
                                                               4,603,150    $ 119,507,560       411,373    $  9,378,948
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                                YEAR ENDED
                                                                                              AUGUST 31, 1999
                                                                                        ---------------------------
                                                                                          SHARES         DOLLARS
                                       SHARES SOLD
                                        Class S                                          1,767,053    $  36,814,454
                                       ----------------------------------------------------------------------------
                                        Class A                                          4,181,810       89,719,684
                                       ----------------------------------------------------------------------------
                                        Class B                                          1,703,242       35,213,582
                                       ----------------------------------------------------------------------------
                                        Class C                                            290,638        6,120,954
                                       ----------------------------------------------------------------------------
                                                                                         7,942,743    $ 167,868,674
                                       ----------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class S                                            241,446    $   4,918,255
                                       ----------------------------------------------------------------------------
                                        Class A                                             34,363          700,664
                                       ----------------------------------------------------------------------------
                                        Class B                                             28,770          583,153
                                       ----------------------------------------------------------------------------
                                        Class C                                              4,331           87,827
                                       ----------------------------------------------------------------------------
                                                                                           308,910    $   6,289,899
                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class S                                         (2,330,780)   $ (48,909,586)
                                       ----------------------------------------------------------------------------
                                        Class A                                         (2,232,659)     (48,175,880)
                                       ----------------------------------------------------------------------------
                                        Class B                                           (727,039)     (15,294,433)
                                       ----------------------------------------------------------------------------
                                        Class C                                            (99,616)      (2,138,727)
                                       ----------------------------------------------------------------------------
                                                                                        (5,390,094)   $(114,518,626)
                                       ----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class S                                           (322,281)   $  (7,176,877)
                                       ----------------------------------------------------------------------------
                                        Class A                                          1,983,514       42,244,468
                                       ----------------------------------------------------------------------------
                                        Class B                                          1,004,973       20,502,302
                                       ----------------------------------------------------------------------------
                                        Class C                                            195,353        4,070,054
                                       ----------------------------------------------------------------------------
                                                                                         2,861,559    $  59,639,947
                                       ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

7     REORGANIZATION          In early 2000, Scudder Kemper initiated a
                             restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/ Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
LYNN S. BIRDSONG                  BRUCE F. BEATY                    ROBERT TYMOCZKO
President                         Vice President                    Vice President

HENRY P. BECTON, JR.              JENNIFER P. CARTER                JOHN R. HEBBLE
Trustee                           Vice President                    Treasurer

LINDA C. COUGHLIN                 MAC EYSENBACH                     CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary

DAWN-MARIE DRISCOLL               WILLIAM F. GADSDEN
Trustee                           Vice President

PETER B. FREEMAN                  VALERIE F. MALTER
Trustee                           Vice President

GEORGE M. LOVEJOY, JR.            KATHLEEN T. MILLARD
Trustee                           Vice President

WESLEY W. MARPLE, JR.             JOHN MILLETTE
Trustee                           Vice President and
                                    Secretary
JEAN C. TEMPEL
Trustee                           ANN M. MCCREARY
                                 Vice President
KATHRYN L. QUIRK
Trustee, Vice President
and Assistant Secretary

----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICE      KEMPER SERVICE COMPANY
AGENT                                 P.O. Box 219557
                                      Kansas City, MO 64121
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
----------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A. This report is not to be distributed unless preceded or accompanied by a Kemper Equity Funds/Growth Style Fund prospectus. KCGF-3 (6/25/00) 1114200